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                                 Exhibit 10(z)
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                                                                 Den norske Bank
                                                                  Energy Finance




March 11, 1996




Mr. Nicholas N. Carter
President
South Hampton Refining Co.
P. O. Box 1636
Silsbee, Texas  77656                               Via telefax, #409-385-2453


Dear Nick:

         This shall serve to inform you that Den norske Bank AS has approved an extension in the maturity of your loan to april 30, 1996. During this four-month extension period, a principal reduction in the loan balance of $100,000 will be required.

         Please let me know if you have any questions with respect to this extension.

                                        Sincerely,



                                        Byron L. Cooley





                   Den norske Bank AS, Representative Office
             Three Allen Center, Suite 4890, Houston, Texas  77002
               Telephone (713) 757-1281 -- Telefax (713) 757-1167